UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report: October 14, 2009
(Date of earliest event reported)
TOLL BROTHERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-09186	23-2416878
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
250 Gibraltar Road
Horsham, PA 19044
(Address of principal executive offices and zip code)
(215) 938-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TOLL BROTHERS, INC.
FORM 8-K
Item 8.01 Other Events.
     On October 14, 2009, Toll Brothers, Inc. (the “Company”) issued a press release announcing the final results of a previously announced offer by Toll Brothers Finance Corp., the Company’s wholly-owned subsidiary, to purchase for cash up to $200 million in aggregate principal amount of its Senior Notes due 2012 and 5.95% Senior Notes due 2013. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
d) Exhibits

99.1	Press Release of Toll Brothers, Inc. issued October 14, 2009.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLL BROTHERS, INC. (Registrant)
By:	/s/ Joseph R. Sicree
Joseph R. Sicree
Senior Vice President, Chief Accounting Officer

Date: October 15, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Toll Brothers, Inc. issued October 14, 2009.